      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)

                     of the Securities Exchange Act of 1934

                               (Amendment No. __)

Filed by the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  CONFIDENTIAL, FOR USE OF THE

                                                  COMMISSION ONLY (AS PERMITTED

[x]  Definitive Proxy Statement                   BY RULE 14A-6(E)(2))

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section

     240.14a-13

                       IOWA PUBLIC AGENCY INVESTMENT TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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        pursuant to Exchange 3 Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     previously. Identify the previous filing by registration statement number,

     or the form or schedule and the date of its filing.

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NOTICE OF SPECIAL MEETING OF PARTICIPANTS

TO BE HELD

August 27, 2014

NOTICE IS HEREBY GIVEN that a Meeting of Participants (the "Meeting") of Iowa Public Agency Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"), will be held on August 27, 2014 at 9:30 am local time at the Iowa League of Cities, 500 SW 7th  Street, Suite 101, Des Moines, Iowa for the following purposes:

1.

To ratify and approve the election of five members of the Board of Trustees.

2.

To ratify the selection of KPMG LLP as IPAIT's auditors.

The Board of Trustees of IPAIT fixed the close of business on July 31, 2014 as the record date (the "Record Date") for determining the Participants who are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. Each Participant as of the Record Date which has a positive account in the Diversified Portfolio is entitled to cast one vote per Unit for each matter to be voted on. Please read the full text of the accompanying Proxy Statement for a complete understanding of the proposals.

YOUR VOTE IS IMPORTANT. THE AUTHORIZED OFFICIAL OF EACH PARTICIPANT MAY EXECUTE THE PROXY. Please sign, date and return the accompanying proxy card in the enclosed return envelope, or you may fax the signed proxy card to us toll-free at 866-260-0246. Faxing or returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will ensure that a quorum will be present at the meeting, which will avoid the additional expense of further proxy solicitation if a quorum is not present. IT IS VERY IMPORTANT THAT YOUR PROXY BE RECEIVED PROMPTLY. We must receive your vote by no later than August 25, 2014. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF IPAIT. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS.

By Order of the Board of Trustees

Alan Kemp

SECRETARY

Des Moines, Iowa

July 31, 2014

IOWA PUBLIC AGENCY INVESTMENT TRUST

c/o Miles Capital

1415 28TH STREET SUITE 200

WEST DES MOINES, IOWA 50266-1461

(515) 244-5426 or 800-872-4024

PROXY STATEMENT

SPECIAL MEETING OF PARTICIPANTS

GENERAL INFORMATION

We are providing you with this Proxy Statement in connection with the solicitation of proxies by and on behalf of Iowa Public Agency Investment Trust, an Iowa common law trust organized under Chapter 28E of the Iowa Code ("IPAIT"), for use at the Meeting of Participants to be held at the Iowa League of Cities, 500 SW 7th Street, Suite 101, Des Moines, Iowa on August 27, 2014, at 9:30 am local time, and at any and all postponements or adjournments thereof (the "Meeting"). This proxy statement, the accompanying form of proxy, and the Notice of Special Meeting will be first mailed or given to Participants on or about July 31, 2014.

Because many of the authorized representatives of IPAIT's Participants may be unable to attend the Meeting in person, the Board of Trustees is soliciting proxies to give each Participant an opportunity to vote on all matters presented at the Meeting. Authorized representatives of the Participants are urged to:

(1) read this Proxy Statement carefully;

(2) specify their choice in each matter by marking the appropriate box on the enclosed Proxy,

(3) sign, date and return the Proxy by mail, or

(4) fax the Proxy toll-free to fax number 866-260-0246.

If the accompanying proxy is executed properly by an authorized official of a Participant and returned, the Participants so voting will be deemed to have voted their Units at the Meeting in accordance with the instructions given. The Board of Trustees of IPAIT recommends a vote FOR all proposals. If no instructions are given, the Participant's Units will be voted FOR the approval of all proposals and any other business as may properly come before the Meeting.

IPAIT'S ANNUAL AND SEMI-ANNUAL REPORTS HAVE PREVIOUSLY BEEN DELIVERED TO PARTICIPANTS OF IPAIT. SUCH REPORTS ARE ALSO AVAILABLE AT NO COST BY CALLING TOLL-FREE AT 800-872-4024, VIEWING ONLINE AT WWW.IPAIT.ORG, OR WRITING TO IPAIT IN CARE OF MILES CAPITAL, AT 1415 28TH STREET, SUITE 200, WEST DES MOINES, IOWA 50266-1461.

YOUR VOTE IS IMPORTANT. Please take a moment now to sign, date and return the accompanying proxy card in the enclosed return envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting, and will avoid the additional expense of further proxy solicitation and will ensure that a quorum is represented at the meeting.

QUESTION AND ANSWER SUMMARY: ABOUT THE VOTE

WHAT IS BEING VOTED ON AT THE MEETING?

As more fully described in this proxy statement, the Board of Trustees of IPAIT is asking participants to consider and vote on the following proposals:

1.

Election of five Trustees

2.

Ratification of the selection of KPMG LLP as IPAIT's auditors

WHO CAN VOTE AT THE MEETING?

The Board of Trustees has set July 31, 2014 as the record date for the Meeting. Only Participants at the close of business on the record date which have positive account balances in the Diversified Portfolio will be entitled to receive notice of and to vote at the Meeting. Each Participant will be entitled to one vote per unit of beneficial ownership ("Unit") held on each matter properly submitted for vote at the Meeting. Participants vote on the Election of Trustees and the ratification of the selection of KPMG LLP.

WHAT CONSTITUTES A QUORUM FOR THE MEETING?

Quorum for the Meeting is based on the number Units outstanding held by Participants that are represented in person or by proxy. To have a quorum we need a majority of the Units of the Diversified Portfolio to be present, in person or by proxy. Proxies received will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the meeting. The vote with respect to each proposal will be tabulated separately.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to Unit holders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of participants represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies required to be voted for a proposal, FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment.

HOW TO VOTE?

If an authorized representative of each Participant completes and properly signs the accompanying proxy card and return it to us, it will be voted as they direct, unless they later revoke the proxy. Unless instructions to the contrary are marked, or if no instructions are specified, Participants represented by a proxy will be voted FOR the proposals set forth on the proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. If you do not complete a proxy card and return it to us or vote at the meeting, you will be treated as if you voted AGAINST a proposal. If you check the box labeled ABSTAIN on the proxy card and return it to us, you will be treated as if you voted AGAINST a proposal.

If you attend the Meeting, you may deliver your completed proxy card or vote in person. You may either mail the proxy card to us in the envelope provided or you may fax the signed proxy card toll-free to us at 866-260-0246.

CAN THE VOTE BE CHANGED AFTER RETURN OF THE PROXY CARD?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Meeting. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request. However, attendance at the Meeting will not by itself revoke a previously granted proxy.

Any written notice of revocation sent to us must include the Participant's name and must be received prior to the Meeting to be effective.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

Election of Trustees requires as to each Trustee, the affirmative vote of a plurality of the Units of the Diversified Portfolio voting at the meeting. This means that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. The nominees for this election are unopposed and are either incumbents or were appointed since the last meeting of the participants to fill a vacancy created by retirement.

The ratification of the selection of KPMG LLP as IPAIT's auditors requires the affirmative vote of a majority of the outstanding Units voting at the meeting.

Abstentions are counted in tabulations of the votes cast on proposals presented to participants. Therefore, for all matters presented at the Meeting, abstentions will have the same effect as a vote against the proposals.

PROPOSAL 1.

ELECTION OF TRUSTEES

The Board is currently comprised of nine persons who are representative of the three types of Iowa public agencies that have historically participated in IPAIT - the Iowa League of Cities (ILC), the Iowa Association of Municipal Utilities (IAMU), and the Iowa State Association of Counties (ISAC) (collectively the "Associations") with each group having three representatives. The qualifications for the Trustees require that the person be an "official" and employee with an Iowa public agency. In the future, the Board will continue this structure in filling vacancies. To the extent that a vacancy occurs, the Board will seek and nominate persons to fill the vacancy with a person associated with the group meeting the qualifications for the vacancy.

The nominees for election as Trustees are:  Greg Fritz, Richard Heidloff, Michelle Weidner, Steven Pick, and Craig Anderson.

Terms ending 2017: Greg Fritz, Richard Heidloff, and Michelle Weidner.

Term ending 2016:  Steven Pick to fill the remaining term for vacancy created by Craig Hall’s retirement

Term ending 2015: Craig Anderson to fill the remaining term for vacancy created by Charles Rieken’s retirement.

Information about all Trustees and ex officio non-voting Trustees, including the nominees, is provided below:

Greg Fritz has served on the IPAIT Board since April, 2013. Effective April 1, 2008, Fritz, became the Chief Executive Officer of NIMECA.  From 1995 to 2008, Fritz was City Administrator for the City of Pocahontas, Iowa.  As City Administrator in Pocahontas, his duties included management of the city's operations, including the city's municipal electric utility. Fritz has a BA in Public Administration from the University of Northern Iowa.

Richard Heidloff has served on the IPAIT Board since 2006.  Heidloff has served as the Treasurer of Lyon County since1981.  Mr. Heidloff holds a bachelor’s degree from Concordia Teachers College in River Forest, IL.

Michelle Weidner was nominated by the ILC, and appointed by the IPAIT Board at its August 28, 2013 meeting to serve until the Participant Election.  Weidner has served as the Chief Financial Officer of the City of Waterloo since 2001 which includes responsibility for managing cash flow and investments for the city.  She has a BA in Accounting from the University of Northern Iowa and is a licensed CPA in the State of Iowa.

Steven Pick was nominated by IAMU, and appointed by the IPAIT Board at its April 30, 2014 meeting to serve until the Participant Election.  Mr. Pick has served as the General Manager of Spencer Municipal Utilities since 2000.  Pick holds a bachelor’s degree in Finance from Buena Vista University and he is an inactive Certified Public Accountant.

Craig Anderson was nominated by ISAC and appointed by the IPAIT Board at its August 28, 2013 meeting to serve until the Participant Election.  Anderson has served on the Plymouth County Board of Supervisors since 2004.  He has a BS in Ag Business from South Dakota State University.

The IPAIT Board includes trustees who are experienced public servants who share their experience in managing public funds for the benefit of the public agency participants of IPAIT.

The year that the term for each Trustee will end is specified in the table. All Trustees are non-interested and independent. Each of the nominees and the other Trustees listed below has consented to being named in this Proxy Statement and each of the three nominees has indicated a willingness to serve as a Trustee if elected. Unless otherwise instructed, the proxy holder will vote the proxies received for the election of the persons listed below. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the proxy holders reserve the right to select and substitute another person as a Trustee nominee.

Name	Address	Age	Position held with IPAIT	Term of Office	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios Overseen by Trustee	Outside SEC Directorships Past 5 years
Craig Anderson	215 4th Avenue SE LeMars, IA 51031	60	Trustee	Term Ending 2015	Since August, 2013	Plymouth County Board of Supervisors Self-employed Farmer	1	None
Greg Fritz	1011 12th Ave. North Humboldt, IA 50548	42	Trustee Second Vice Chair	Term Ending 2014	Since April, 2013	Chief Executive Officer, NIMECA	1	None
Richard Heidloff	206 S. Second Ave. Rock Rapids, IA 51246	69	Trustee Vice Chair	Term Ending 2014	Since 2006	Lyon County Treasurer	1	None
Brent Hinson	215 E. Washington St. Washington, IA 52353	36	Trustee Chair	Term Ending 2016	Since 2010	City Administrator City of Washington (2011-Present) City of Garner (2005-2011)	1	None
Dianne Kiefer	101 W. Fourth St. Ottumwa, IA 52501	64	Trustee	Term Ending 2016	Since 2000	Wapello County Treasurer, College Instructor, Buena Vista University	1	None
Andrew Lent	PO Box 430 195 North First St. Carlisle, IA 50047	48	Trustee	Term Ending 2015	Since 2012	City Administrator City of Carlisle (2013 – Present) City of Vinton (2006 – 2013)	1	None
Paula Meyer	4200 Mills Civic Parkway West Des Moines, IA 50265	56	Trustee	Term Ending 2015	Since April, 2013	Accounting Manager, Treasurer West Des Moines Water Works	1	None
Steven Pick	520 2nd Ave E, Suite 1 Spencer, IA 51301	40	Trustee	Term Ending 2016	Since April, 2014	General Manager, Spencer Municipal Utilities	1	None
Michelle Weidner	715 Mulberry Street Waterloo, IA 50703	52	Trustee	Term Ending 2014	Since August, 2013	Waterloo, Iowa Chief Financial Officer	1	None
Alan Kemp Ex Officio Non-Voting Trustee	500 SW 7th Suite 101 Des Moines, IA 50309	53	IPAIT Secretary		Since 2007	Iowa League of Cities Executive Director
William Peterson Ex Officio Non-Voting Trustee	5500 Westown Pkwy, Ste 190 West Des Moines, IA 50266	64	IPAIT Treasurer		Since 1994	Iowa State Association of Counties Executive Director
Troy DeJoode Ex Officio Non-Voting Trustee	1735 NE 70th Ave. Ankeny, IA 50021	43	IPAIT Assistant Secretary		Since January, 2014	Iowa Association of Municipal Utilities Executive Director

The Board of Trustees does not include any person who is deemed to be an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act").

DURING THE FISCAL YEAR ENDED JUNE 30, 2014, THE COMPANY'S BOARD OF TRUSTEES HELD FOUR MEETINGS. ALL INCUMBENT TRUSTEES OF THE IPAIT ATTENDED AT LEAST 75 PERCENT OF THE AGGREGATE OF (I) THE TOTAL NUMBER OF MEETINGS OF THE BOARD OF TRUSTEES (HELD DURING THE PERIOD FOR WHICH HE OR SHE WAS A TRUSTEE) AND (II) THE TOTAL NUMBER OF MEETINGS HELD BY ALL COMMITTEES OF THE BOARD ON WHICH HE OR SHE SERVED.

The Board of Trustees has an Executive Committee comprised of the Chairman, the Vice Chairman, the Second Vice Chairman, the Treasurer, and the Secretary. In the fiscal year ending June 30, 2014, the Executive Committee met once. The Executive Committee discusses the audit report with the auditor and also reviews the contract with the auditor, and the proposals for audit services. The full board then discusses the committee’s recommendations. There is no Audit Committee. The full Board of Trustees considers and approves the engagement of the independent auditors.

There is no Nominating Committee, as the full Board of Trustees reviews and recommends candidates for election to fill vacancies on the Board of Trustees. The Board of Trustees will consider written recommendations from the Sponsoring Associations and directly from Participants for possible nominees. Participants should submit their recommendations to the Secretary.

The structure of the Board of Trustees and its committees has been essentially the same since IPAIT was organized in 1987 and has proven to be an effective and efficient means of oversight of the business and risks of IPAIT. The Board meets quarterly and as part of its regular agenda receives and reviews reports from the Chief Compliance Officer, the Adviser and the Custodian concerning its investments and operations. As the Board is comprised of persons who have been public servants in management positions with various public agencies for many years, they all have years of experience in dealing with the management of public funds. They are also not interested persons and as a result the Board operates with complete independence from the Adviser and its other service providers.

As of the Record Date, none of the Trustees owned of record or beneficially any Units of either of IPAIT's Portfolios as none are legally permitted to invest in IPAIT. Only public agencies in the State of Iowa are permitted to participate in IPAIT.

The Trustees receive no compensation for serving on the Board of Trustees, except reimbursement for mileage and lodging in attending meetings. IPAIT has no pension or retirement plans for its Trustees.

A Participant may nominate an individual for election to the Board of Trustees at the Special Meeting of Participants if the Participant: (1) is a Participant of record at the time of giving notice of its intent to nominate a candidate; (2) is a Participant of record at the time of the Special Meeting; (3) is entitled to vote at the Special Meeting; and (4) has given written notice of the nomination to the Secretary of the IPAIT no earlier than July 31, 2014 and no later than August 25, 2014. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Securities Exchange Act of 1934, as amended (including the individual's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected). The notice must also contain the Participant's name and address as they appear on IPAIT books, the number of Units owned of record by such Participant and the "slot" for which the person in nominated for election.

PROPOSAL 2.

RATIFICATION OF SELECTION OF AUDITORS

At the meeting of the Board of Trustees held on August 28, 2013, KPMG LLP was selected by the Trustees as the independent auditors for the 2013/2014 fiscal year. The Board of Trustees seeks your ratification of the selection of KPMG LLP as IPAIT's independent auditors for the fiscal year ending June 30, 2014.

IPAIT has been advised by its independent accountants that they have no direct or material indirect financial interest in IPAIT. Representatives of KPMG LLP are not expected to be present at the Meeting but will be available by telephone to respond to any questions.

Fees Paid to KPMG LLP by IPAIT (for the Fiscal Years ending June 30, 2013 and June 30, 2014).

	2013	2014
Audit Fees	$16,500	17,000
Tax Fees	1,200	1,200
Total Fees	$17,700	$18,200

The Tax Fees included those specific charges billed by KPMG LLP and paid by IPAIT relating to the preparation and filing of all tax returns for IPAIT during the fiscal years indicated. KPMG LLP does not provide non-audit services to Miles Capital.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS OF IPAIT.

ADDITIONAL INFORMATION

RECORD DATE AND NUMBER OF OUTSTANDING UNITS

The Board of Trustees of IPAIT has fixed the close of business on July 31, 2014 as the Record Date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment thereof. Only Participants of record with positive account balances in the Portfolios at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. On this record date, there were 297,595,485 Units of the outstanding of the Diversified Portfolio.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, all Trustees and Officers of IPAIT, as a group, owned no Units of the Diversified Portfolio of IPAIT and are not as a matter of law permitted to own any such Units.

The following table sets forth information regarding beneficial ownership of the Units in the Diversified Portfolio by all Participants known to IPAIT to be the beneficial owner of five percent or more of the outstanding Units. Unless otherwise noted in the footnotes following the table, the information is provided as of July 31, 2014 and the persons as to whom information is given have sole voting and investment power over the Units beneficially owned.

DIVERSIFIED PORTFOLIO

NAME

# Units

             %

City of Cedar Rapids	58,180,609.81	19.55%
City of West Des Moines	40,745,864.13	13.69%
Muscatine Power and Water	18,357,072.95	6.17%
City of Johnston	13,408,913.07	4.51%

SOLICITATION OF PROXIES

This solicitation is being made by mail on behalf of the Board of Trustees of IPAIT, but may also be made without additional remuneration by officers or employees of the Adviser by telephone, telegraph, facsimile transmission, electronic mail or personal interview. The expense of the printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Special Meeting, and any additional material relating to the Meeting, which may be furnished to Participants by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Administrator. To obtain the necessary representation of Participants at the Meeting, supplementary solicitations may be made by mail, electronic mail, telephone or interview by officers of IPAIT or employees of the Adviser. It is anticipated that the cost of any other supplementary solicitations, if any, will not be material.

PARTICIPANT PROPOSALS FOR NEXT ANNUAL MEETING

Annual meetings of Participants are not required to be held unless they are necessary under the 1940 Act. Therefore, although the Board of Trustees has determined to hold a special meeting this year, IPAIT may not hold Participant meetings on an annual basis. A Participant proposal intended to be presented at any meeting hereafter called must be received at IPAIT's offices a reasonable time before IPAIT begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in IPAIT's proxy statement and form of proxy relating to such meeting. If a Participant fails to submit the proposal by such date, IPAIT will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at that next annual meeting of Participants.

Proposals should be sent to Alan Kemp, IPAIT, Secretary, at 500 SW 7th Street, Suite 101, Des Moines, IA 50309. The submission by a Participant of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Participant proposals are subject to certain regulations under the federal securities laws.

OTHER MATTERS

The Board is not aware of any matters to come before the Meeting, other than the proposals specified in the Notice of Special Meeting. However, if any other matter requiring a vote of the Participants should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

PROXY/VOTING INSTRUCTION CARD

SPECIAL MEETING AUGUST 27, 2014

THIS PROXY IS SOLICITED ON BEHALF OF IPAIT'S BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned, a participant of Iowa Public Agency Investment Trust ("IPAIT"), hereby appoints, Alan Kemp, William Peterson and Troy DeJoode and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, as a participant in IPAIT as of the date of record, and as fully as the undersigned would be entitled to vote if personally present, at the Special Meeting of Participants to be held at the Iowa League of Cities, 500 SW 7th Street, Suite 101, Des Moines, Iowa on August 27, 2014 at 9:30 am local time, and at any postponements or adjournments thereof.

THE VOTE OF THE PARTICIPANT REPRESENTED BY THIS PROXY/VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW, OR IF NO DIRECTION IS MADE, WILL BE VOTED IN FAVOR OF All PROPOSALS AND EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

FOR THE REASONS SET FORTH IN THIS PROXY STATEMENT, THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" ALL PROPOSALS.

Please mark boxes in ink. Sign, date and return this Proxy promptly by mail or toll-free fax 866-260-0246.

PROPOSAL 1: The Election of Board of Trustees. To withhold authority to vote for any Trustee, strike out that name.

Greg Fritz       Richard Heidloff       Michelle Weidner         Steven Pick        Craig Anderson

[  ] FOR the candidates listed (except those crossed out, if any)

[  ] AGAINST the candidates listed

[  ] ABSTAIN

PROPOSAL 2: Ratification of the Selection of KPMG LLP as IPAIT'S auditors.

[  ] FOR

[  ] AGAINST

[  ] ABSTAIN

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Participants, dated August 27, 2014 and the Proxy Statement furnished therewith.

Participant:

[Owner Name]

Fund:

IPAIT Diversified

# of Shares as of Record Date:

[Shares]

Signature of Authorized Official:

(Check with us to make sure you are authorized at 800-872-4024)

Printed Name:

Title of Authorized Official:

 Date:

TO SAVE IPAIT ADDITIONAL VOTE SOLICITATION EXPENSES, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, BY MAIL OR FAX TOLL-FREE TO 866-260-0246.